Exhibit 10.1
Execution Copy
REORGANIZATION AGREEMENT
Dated as of August 4, 2009

Schedules:

Schedule I	Management Members
Schedule II	Reorganization Documents
Schedule III	H&F Subscribing Parties
Schedule IV	ERX Members
Schedule V	Pre-Reorganization Company Stockholders

(i)

Exhibits:

Exhibit A	Amended and Restated Certificate of Incorporation
Exhibit B	Amended and Restated Bylaws of the Company
Exhibit C	EBS Acquisition Merger Agreement
Exhibit D	Harrington Merger Agreement
Exhibit E	Amendment No. 1 to Fifth Amended and Restated EBS LLC Agreement
Exhibit F	Stockholders Agreement
Exhibit G	Investors Tax Receivable Agreement (Reorganizations)
Exhibit H	Investors Tax Receivable Agreement (Exchanges)
Exhibit I	Management Tax Receivable Agreement
Exhibit J	Amendment No. 2 to the Fifth Amended and Restated EBS LLC Agreement
Exhibit K	Common Stock Subscription and EBS Unit Vesting Agreement
Exhibit L	Sixth Amended and Restated LLC Agreement of EBS Master
Exhibit M	Unit Purchase Agreement

(ii)

REORGANIZATION AGREEMENT
          REORGANIZATION AGREEMENT, dated as of August 4, 2009, by and among Emdeon Inc., a Delaware corporation (the “Company”), EBS Acquisition II, LLC, a Delaware limited liability company (“EBS Acquisition II”), Hellman & Friedman Capital Associates VI, L.P., a Delaware limited partnership (“H&F Capital Associates”), Hellman & Friedman Capital Executives VI, L.P., a Delaware limited partnership (“H&F Capital Executives”), HFCP VI Domestic AIV, L.P., a Delaware limited partnership (“HFCP Domestic”), H&F Harrington AIV I, L.P., a Delaware limited partnership (“Harrington LP”), Hellman & Friedman Investors VI, L.P., a Delaware limited partnership (“H&F GP”), H&F Harrington Inc., a Delaware corporation (“Harrington Inc.”), H&F Harrington AIV II, L.P., a Delaware limited partnership (“Harrington AIV”), the ERX Members of EBS Master LLC set forth on Schedule IV hereto (the “ERX Members”), EBS Holdco I, LLC, a Delaware limited liability company (“Sub 1”), EBS Holdco II, LLC, a Delaware limited liability company (“Sub 2”), EBS Executive Incentive Plan LLC, a Delaware limited liability company (the “Plan Member”), and EBS Master LLC, a Delaware limited liability company (“EBS Master”).
RECITALS
          WHEREAS, the Board of Directors of the Company (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of the Company’s Class A Common Stock, par value $0.00001 per share;
          WHEREAS, the Company, the Pre-Reorganization HF Members (as defined below), the ERX Members and EBS Acquisition II collectively own 100% of the outstanding equity interests in EBS Master (without giving effect to the Grant Units (as defined below) held by the Plan Member);
          WHEREAS, the Board, the Pre-Reorganization HF Members, the ERX Members and EBS Acquisition II have each determined that it is advisable and in the best interests of EBS Master and its equityholders to effect the Reorganization Transactions (as defined below) and the IPO; and
          WHEREAS, in connection with the consummation of the Reorganization Transactions and the IPO, the applicable parties hereto intend to enter into the Reorganization Documents (as defined below).
          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS
          1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:
          “Additional IPO Closing” means any additional closing of the sale of Class A Common Stock in the IPO pursuant to the exercise of the underwriters’ over-allotment option, which closing may occur on the same date and time as the IPO Closing.
          “Amended and Restated Certificate of Incorporation” has the meaning set forth in Section 2.1(a)(i).
          “Board” has the meaning set forth in the recitals of this Agreement.
          “Class A Common Stock” shall mean Class A Common Stock, par value $0.00001 per share, of the Company, having the rights set forth in the Amended and Restated Certificate of Incorporation.
          “Class B Common Stock” shall mean Class B Common Stock, par value $0.00001 per share, of the Company, having the rights set forth in the Amended and Restated Certificate of Incorporation.
          “Common Stock” means, collectively, the Class A Common Stock and Class B Common Stock.
          “Company” has the meaning set forth in the preamble of this Agreement.
          “EBS Acquisition II” has the meaning set forth in the preamble to this Agreement.
          “EBS Acquisition Merger Agreement” has the meaning set forth in Section 2.1(a)(iv).
          “EBS Executive Equity Incentive Plan” means the Amended and Restated EBS Executive Equity Incentive Plan of EBS Master.
          “EBS Incentive Plan” means the Amended and Restated EBS Incentive Plan of EBS Master.
          “EBS Master” has the meaning set forth in the preamble to this Agreement.
          “EBS Master Management Incentive Plans” means the EBS Executive Equity Incentive Plan and the EBS Incentive Plan.
          “EBS Units” has the meaning set forth in Section 2.1(a)(vii).

          “ERX Class B Shares” has the meaning set forth in Section 2.1(a)(ix).
          “ERX Members” has the meaning set forth in the preamble to this Agreement.
          “GA EBS II Equityholders” means, collectively, General Atlantic Partners 84, L.P., a Delaware limited partnership, GAP-W, LLC, GapStar, LLC, GAPCO GmbH & Co. KG, GAP Coinvestments CDA, L.P., GAP Coinvestments III, LLC, and GAP Coinvestments IV, LLC.
          “GA Parties” means, collectively, the GA EBS II Equityholders and General Atlantic Partners 83, L.P., a Delaware limited partnership (“GAP 83”).
          “Grant Units” shall mean, collectively, the Grant A Units and Grant B Units of EBS Master that have been issued directly to the Plan Member on or prior to the date hereof.
          “H&F Capital Associates” has the meaning set forth in the preamble to this Agreement.
          “H&F Capital Executives” has the meaning set forth in the preamble to this Agreement.
          “H&F Class B Shares” has the meaning set forth in Section 2.1(a)(vii).
          “H&F GP” has the meaning set forth in the preamble to this Agreement.
          “H&F Subscribing Party” has the meaning set forth in Section 2.1(a)(vii).
          “Harrington AIV” has the meaning set forth in the preamble to this Agreement.
          “Harrington Inc.” has the meaning set forth in the preamble to this Agreement.
          “Harrington LP” has the meaning set forth in the preamble to this Agreement.
          “Harrington Merger Agreement” has the meaning set forth in Section 2.1(a)(vi).
          “HFCP Domestic” has the meaning set forth in the preamble to this Agreement.
          “Investors Tax Receivable Agreement (Reorganizations)” has the meaning set forth in Section 2.1(b)(i).

          “Investors Tax Receivable Agreement (Exchanges)” has the meaning set forth in Section 2.1(b)(i).
          “Investors Tax Receivable Agreements” means the Investors Tax Receivable Agreement (Reorganizations) and the Investors Tax Receivable Agreement (Exchanges).
          “IPO” has the meaning set forth in the recitals of this Agreement.
          “IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO (without giving effect to any exercise of the underwriters’ over-allotment option).
          “IPO Effective Time” means the date and time on which the Registration Statement is declared effective by the Securities and Exchange Commission.
          “Issued Shares” has the meaning set forth in Section 3.2(d).
          “Management Members” means those individuals that are participants in the EBS Executive Equity Incentive Plan and listed on Schedule I hereto.
          “Management Tax Receivable Agreement” has the meaning set forth in Section 2.1(b)(ii).
          “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, trust, unincorporated organization, government or any agency or political subdivision thereof, or any group comprised of two or more of the foregoing.
          “Phantom Awards” means awards issued under the EBS Incentive Plan.
          “Plan Member” has the meaning set forth in the preamble to this Agreement.
          “Post-IPO HF Stockholders” means, collectively, H&F Capital Associates, H&F Capital Executives, HFCP Domestic Harrington AIV and H&F GP.
          “Post-Reorganization EBS Master Members” means the Company, Sub 1, Sub 2, the H&F Subscribing Parties, the ERX Members and the Management Members.
          “Pre-Reorganization HF Members” means, collectively, H&F Capital Associates, H&F Capital Executives, HFCP Domestic and Harrington L.P.
          “Registration Statement” means the registration statement on Form S-1 (File No. 333-153451) filed by the Company with the Securities and Exchange Commission in connection with the IPO.

          “Reorganization Documents” means the documents listed on Schedule II hereto, each in the form attached as an exhibit hereto.
          “Reorganization Transactions” has the meaning set forth in Section 2.1.
          “Restricted Stock Units” means restricted stock units, issued under the Emdeon Inc. 2009 Equity Incentive Plan, entitling the holder to receive shares of Class A Common Stock upon vesting.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Sub 1” has the meaning set forth in the preamble to this Agreement.
          “Sub 2” has the meaning set forth in the preamble to this Agreement.
          1.2 Other Definitional Provisions.
               (a) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.
               (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
ARTICLE II
THE REORGANIZATION
          2.1 Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1 (collectively, the “Reorganization Transactions”):
               (a) At such time prior to the IPO Effective Time as H&F GP and the GA Parties shall mutually agree, the applicable parties hereto shall take the actions set forth below (or cause such actions to take place):
          (i) The Company shall adopt and file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation of the Company, in the form of Exhibit A hereto (the “Amended and Restated Certificate of Incorporation”), that, among other things, shall (x) authorize the Company to issue up to 400,000,000 shares of Class A Common Stock and 52,000,000 shares of Class B Common Stock and (y) reclassify the outstanding shares of common stock held by the Company’s stockholders immediately prior to the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware into an aggregate of

56,000,000 shares of Class A Common Stock, with each such stockholder receiving the number of shares of Class A Common Stock set forth opposite its name on Schedule V hereto.
          (ii) The Board shall adopt amended and restated bylaws of the Company in the form of Exhibit B hereto.
          (iii) The Company shall redeem from its existing stockholders an aggregate of 4,000,000 shares of Class A Common Stock in exchange for the rights to receive payments in respect of certain cash tax savings of the Company that are the subject of the Investors Tax Receivable Agreement (Reorganizations) and that relate to the Company and transactions entered into by the existing stockholders of the Company, which rights shall be immediately contributed by such stockholders to GA ITR Holdco, L.P., a Delaware limited partnership, in exchange for ownership interests in GA ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (iv) Pursuant to the terms of an agreement and plan of merger to be entered into by and among the Company, EBS Acquisition II and Sub 1 in the form of Exhibit C hereto (the “EBS Acquisition Merger Agreement”), EBS Acquisition II shall merge with and into Sub 1, with Sub 1 being the surviving entity in the merger. In accordance with the terms of the EBS Acquisition Merger Agreement, as consideration for their interests in EBS Acquisition II, the GA EBS II Equityholders shall receive (x) an aggregate of 13,773,913 shares of Class A Common Stock and (y) the rights to receive payments in respect of certain cash tax savings of the Company that are the subject of the Investors Tax Receivable Agreement (Reorganizations) and that relate to EBS Acquisition II and transactions entered into by the GA EBS II Equityholders, which rights shall be immediately contributed by the GA EBS II Equityholders to GA ITR Holdco, L.P. in exchange for ownership interests in the GA ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (v) Pursuant to a plan of liquidation, Harrington LP shall dissolve and distribute 1.064% of its interest in EBS Master to H&F GP and 98.936% of its interest in EBS Master to Harrington Inc.
          (vi) Pursuant to the terms of an agreement and plan of merger to be entered into by and among the Company, Harrington Inc. and Sub 2 in the form of Exhibit D hereto (the “Harrington Merger Agreement”), Harrington Inc. shall merge with and into Sub 2, with Sub 2 being the surviving entity in the merger. In accordance with the terms of the Harrington Merger Agreement, (x) as consideration for its interests in Harrington Inc, Harrington AIV, in its capacity as the sole stockholder of Harrington Inc., shall receive (x) 11,639,697 shares of Class A Common Stock and (y) the rights to receive payments in respect of certain cash tax savings of the Company that are the subject of the Investors Tax Receivable Agreement (Reorganizations) and that relate to Harrington Inc. and transactions entered into by Harrington AIV, which rights shall be immediately contributed by Harrington AIV to H&F ITR Holdco, L.P., a Delaware limited partnership, in exchange for ownership interests in H&F ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (vii) H&F Capital Associates, H&F Capital Executives, HFCP Domestic and H&F GP (each, an “H&F Subscribing Party”) each hereby subscribes for and each H&F Subscribing Party agrees to pay for, at a price of $0.00001 per share, that number of shares of Class B Common Stock (the “H&F Class B Shares”), equal to the number of units of EBS Master (“EBS Units”) owned by such H&F Subscribing Party immediately prior to the IPO Effective Time as set forth on Schedule III hereto. The H&F Subscribing Parties shall receive, along with the Class B Shares, the rights to enter into the Investors Tax Receivable Agreement (Exchanges), which rights shall be immediately contributed by the H&F Subscribing Parties to H&F ITR Holdco, L.P. pursuant to Section 2.1(a)(xiii).
          (viii) The Company shall issue the H&F Class B Shares to the H&F Subscribing Parties upon payment therefor.
          (ix) Each ERX Member hereby subscribes for and each ERX Member agrees to pay for, at a price of $0.00001 per share, that number of shares of Class B Common Stock (the “ERX Class B Shares”) equal to the number of EBS Units owned by such ERX Member immediately prior to the IPO Effective Time, as set forth on Schedule IV hereto.
          (x) The Company shall issue the ERX Class B Shares to the ERX Members upon payment therefor.
          (xi) The Company, EBS Master, Sub 1, Sub 2 and the H&F Subscribing Parties shall, and each agrees to, enter into Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master, in the form of Exhibit E hereto, pursuant to which (x) Exhibit A to such limited liability company agreement shall be amended to reflect the addition of Sub 1, Sub 2 and H&F GP as members of EBS Master and (y) the Company shall be appointed as the sole managing member of EBS Master.
          (xii) The Company, the GA Parties, the Post-IPO HF Stockholders, the ERX Members and the Management Members shall enter into a stockholders agreement, in the form of Exhibit F hereto.

          (xiii) The existing stockholders of the Company and the GA EBS II Equityholders shall contribute all of their present and future rights in respect of the Investors Tax Receivable Agreement (Reorganizations) to GA ITR Holdco, L.P. in exchange for ownership interests in GA ITR Holdco, L.P., and Harrington AIV and the H&F Subscribing Parties shall contribute all of their present and future rights in respect of the Investors Tax Receivable Agreements to H&F ITR Holdco, L.P. in exchange for ownership interests in H&F ITR Holdco, L.P.
          (xiv) GA ITR Holdco, L.P. and H&F ITR Holdco, L.P. shall contribute all of their rights in respect of the Investors Tax Receivable Agreements to GA-H&F ITR Holdco, L.P., a Delaware limited partnership, in exchange for ownership interests in GA-H&F ITR Holdco, L.P.
          (xv) The Company shall provide the ERX Members and the Management Members at least 3 days’ notice prior to the closing of the transactions contemplated by this Section 2.1(a). Such notice may be given by email, telephone or telecopy, and shall be deemed immediately effective when given.
               (b) Prior to the IPO Closing, the applicable parties hereto shall take the actions set forth below (or cause such actions to take place):
          (i) The Company, GA-H&F ITR Holdco, L.P., H&F ITR Holdco, L.P. and GA ITR Holdco, L.P., shall enter into (A) the tax receivable agreement (the “Investors Tax Receivable Agreement (Reorganizations)”), in the form of Exhibit G hereto and (2) the tax receivable agreement (the “Investors Tax Receivable Agreement (Exchanges)”) in the form of Exhibit H hereto.
          (ii) The Company and the Management Members shall enter into a tax receivable agreement (the “Management Tax Receivable Agreement”), in the form of Exhibit I hereto.
               (c) With respect to the EBS Master Management Incentive Plans, after the IPO Effective Time and prior to the IPO Closing, the applicable parties hereto shall take the actions set forth below (or cause such actions to take place):
          (i) The Company, EBS Master, Sub 1, Sub 2 and the H&F Subscribing Parties shall, and each agrees to, enter into Amendment No. 2 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master, in the form of Exhibit J hereto, pursuant to which all outstanding Grant Units issued to the Plan Member under the EBS Executive Equity Incentive Plan shall be converted into vested and unvested EBS Units and certain other rights, including rights to enter into the Management Tax Receivable Agreement (the “TRA Rights”).
          (ii) The Company, as managing member of EBS Master shall adopt resolutions pursuant to which (x) the accumulated appreciation in value since the date of grant of all outstanding Grant Units issued to the Plan Member under the EBS Executive Equity Incentive Plan shall be converted into vested and unvested EBS Units (based on the public offering price of the Class A Common Stock in the IPO) and certain other rights, including the TRA Rights, (y) the Grant Units issued to the Plan Member under the EBS Executive Equity Incentive Plan shall be cancelled and (z) a plan of liquidation for the Plan Member shall be approved pursuant to which the EBS Units and TRA Rights shall be distributed to the members of the Plan Member and the class units issued by the Plan Member to the Management Members shall be cancelled.
          (iii) The Board of Directors of the Company (both for itself and as managing member of EBS Master) shall adopt resolutions pursuant to which (x) the accumulated appreciation in value since the date of grant of each outstanding Phantom Award that has vested prior to the IPO Closing shall be converted into the number of shares of Class A Common Stock as determined by the Boards of Directors of the Company and EBS Master (based on the public offering price of the Class A Common Stock in the IPO) and (y) the accumulated appreciation in value since the date of grant of each outstanding Phantom Award that has not vested prior to the IPO Closing shall be converted into the number of Restricted Stock Units as determined by the Board of Directors of the Company (based on the public offering price of the Class A Common Stock in the IPO).
          (iv) Pursuant to the plan of liquidation described in Section 2.1(c)(ii) hereof, the Plan Member shall dissolve.
          (v) Pursuant to Common Stock Subscription and EBS Unit Vesting Agreements with the Company in the form of Exhibit K hereto, each Management Member shall subscribe for a number of shares of Class B Common Stock, at a price of $0.00001 per share, equal to the number of vested and unvested EBS Units owned by such Management Member, and the Company shall issue such Class B Common Stock to such Management Member upon payment therefor.
          (vi) EBS Master and the Post-Reorganization EBS Master Members shall enter into the Sixth Amended and Restated Limited Liability Company Agreement of EBS Master, in the form of Exhibit L hereto, (x) to reflect various post IPO agreements and (y) to reflect a new Exhibit A thereto to reflect the addition of the Management Members as members of EBS Master.

               (d) If at the time of the pricing of the IPO, any of the Management Members determine to sell, and the Company determines to purchase (using a portion of the proceeds from the IPO), EBS Units (and corresponding shares of Class B common stock) held by such Management Members, the Company and the such Management Members will enter into the Unit Purchase Agreement in the form of Exhibit M hereto.
          2.2 Consent to Reorganization Transactions.
               (a) Each of the parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions, provided that, the consent of the ERX Members pursuant to this Section 2.2(a) is subject to their understanding that (i) following the completion of the IPO, the rights, preferences and privileges of the EBS Units and Class B Common Stock held by the ERX Members will be consistent with the description thereof contained in Exhibit F and Exhibit L hereto and (ii) other than the right of HFCP Domestic to enter into Exhibit G and Exhibit H hereto and the rights of HFCP Domestic pursuant to Section 4.11 hereof, the EBS Units held by the ERX Members will receive the same economic treatment in the Reorganization Transactions as the EBS Units held by HFCP Domestic. Each of the parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions.
               (b) The parties hereto shall deliver to each other, as applicable, prior to, at or as soon as practicable after the Effective Time, the date of the IPO Closing or the date of any Additional IPO Closing, as applicable, each of the Reorganization Documents to which it is a party, together with any other documents and instruments necessary or appropriate to be delivered in connection with the Reorganization Transactions. Notwithstanding anything to the foregoing in this Section 2.2: the consent by H&F Capital Associates, H&F Capital Executives, HFCP Domestic, Harrington LP, H&F GP, Harrington Inc. and Harrington AIV to the IPO is contingent on the IPO Closing occurring by September 30, 2009, and if the IPO Closing does not occur by such date, the consent of such parties to the IPO shall be required to the extent necessary under the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master.
          2.3 No Liabilities in Event of Termination; Certain Covenants. In the event that the GA Parties, H&F GP and the Board determine to abandon the IPO prior to the occurrence of the events described in Section 2.1(a) or Section 2.1(b) or, unless H&F GP and the GA Parties otherwise agree, the events described in Section 2.1(a) do not occur by September 30, 2009, (a) this Agreement shall automatically terminate and be of no further force or effect except for this Section 2.3 and Sections 4.3, 4.6, 4.7, 4.9 and 4.10 and (b) there shall be no liability on the part of any of the parties hereto, except that such termination shall not preclude any party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other parties of any representation, warranty, covenant or agreement contained herein prior to such termination. In the event that the GA Parties, H&F GP and the Board determine to abandon the IPO after the occurrence of any of the events described in Section 2.1(a), Section 2.1(b) or Section 2.1(c) or the IPO is not completed by September 30, 2009, the parties agree, as applicable, to amend the Stockholders Agreement and the limited liability company agreement of EBS Master so that the governance, transfer restrictions, liquidity rights and other related provisions therein with respect to the Company, the Company’s Subsidiaries and the Company’s and EBS Masters’ securities correspond in all substantive respects with the provisions contained in the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master as in effect on the date hereof. Prior to the IPO and after any abandonment of the IPO, except as expressly contemplated by this Agreement and subject to the immediately preceding sentence, the Company, as Managing Member of EBS Master, will not: take any action or cause or permit EBS Master to take any action that, under the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master as in effect on the date hereof, would require the consent or approval of one or more of the H&F Members (as defined in the Fifth Amended and Restated LLC Agreement) or the unanimous consent of the board of directors of EBS Master; or amend the certificate of incorporation of the Company; or issue or repurchase, redeem or otherwise acquire any units or other equity interests of EBS Master or any capital stock of the Company; or declare or pay any dividends or distributions on the capital stock of the Company; or effect any subdivision or combination of the outstanding capital stock of the Company or units of EBS Master; or resign or cease to be or be replaced as managing Member of EBS Master; in each case, without first obtaining the written consent or approval of the H&F Members.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          3.1 Representations and Warranties. Each party hereto hereby represents and warrants to all of the other parties hereto as follows:
               (a) Such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been or prior to the IPO Effective Time will be duly authorized by all necessary action;
               (b) Such party has or prior to the IPO Effective Time will have the requisite power, authority and legal right to execute and deliver this Agreement and each of the Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be;
               (c) This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing; and

               (d) Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby, nor compliance by such party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.
          3.2 Additional Representations by the GA EBS II Equityholders and the ERX Members. In connection with the issuance of Common Stock pursuant to the EBS Acquisition Merger Agreement, Section 2.1(a)(iv), Section 2.1(a)(ix) and Section 2.1(a)(x), each GA EBS II Equityholder and each ERX Member hereby represents and warrants:
               (a) that it is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act);
               (b) that it or its representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Securities Act, to the extent that the Company possesses such information;
               (c) that it has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company;
               (d) that it understands that the shares of Common Stock to be issued to or received by it as described in Section 2.1 (the “Issued Shares”) have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction and that such Issued Shares must be held indefinitely unless the sale or transfer is registered under the Securities Act and such other securities laws or an exemption from registration under the Securities Act and such other securities laws covering the sale or transfer of such Issued Shares is available;
               (e) that the Issued Shares (other than any Issued Shares intended to be sold in the IPO or sold to the Company in connection with the IPO) are being purchased by it for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;
               (f) that it understands that the certificate or certificates representing the Issued Shares (if certificated) may be impressed with a legend stating that the Issued Shares have not been registered under the Securities Act or state securities laws and setting out or referring to the restrictions on the transferability and resale of the Issued Shares; and
               (g) that it understands that stop transfer instructions in respect of the Issued Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Company.
          3.3 Additional Representations by Harrington AIV and the H&F Subscribing Parties. In connection with the issuance of Common Stock pursuant to the Harrington Merger Agreement, Section 2.1(a)(vi), Section 2.1(a)(vii) and Section 2.1(a)(viii), Harrington AIV and each H&F Subscribing Party hereby represents and warrants:
               (a) (i) that, except as disclosed to the Company, it is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act) and (ii) that it has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company;
               (b) that it or its representatives has had access to such information concerning the Company as it deems necessary in making its investment decision;
               (c) that it understands that the Issued Shares have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction and that such Issued Shares must be held indefinitely unless the sale or transfer is registered under the Securities Act and such other securities laws or an exemption from registration under the Securities Act and such other securities laws covering the sale or transfer of such Issued Shares is available;
               (d) that the Issued Shares (other than any Issued Shares intended to be sold in the IPO or sold to the Company in connection with the IPO) are being purchased by it for its own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;
               (e) that it understands that the certificate or certificates representing the Issued Shares (if certificated) may be impressed with a legend stating that the Issued Shares have not been registered under the Securities Act or state securities laws and setting out or referring to the restrictions on the transferability and resale of the Issued Shares; and
               (f) that it understands that stop transfer instructions in respect of the Issued Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Company.

          3.4 Additional Representations by the Company. The Company represents to each of the parties to be issued Common Stock pursuant to the Reorganization Transactions as follows:
               (a) As of the date hereof and immediately prior to the effectiveness of the Amended and Restated Certificate of Incorporation, the authorized capital stock of the Company consists of 65,000,000 shares of common stock without designation as to series or class, of which 56,000,000 shares of common stock are issued and outstanding, and no shares of capital stock were held in treasury or reserved for issuance and there are no outstanding options, warrants or other rights to acquire any capital stock of the Company. Upon issuance of the Issued Shares and payment therefor, the Issued Shares shall be duly authorized and validly issued, fully paid and non-assessable and the issuance of such Issued Shares will not be subject to any pre-emptive or similar right.
               (b) No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Issued Shares. Assuming the accuracy of the representations in Section 3.2 and Section 3.3, no registration of the Issued Shares, pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, will be required by the offer, sale or issuance of the Issued Shares.
               (c) The Company was formed for the purpose of making an investment in EBS Master and has only conducted business operations or other activities related to, and only has obligations and liabilities arising out of, its investment in EBS Master, the Reorganization Transactions and the IPO.
               (d) For purposes of Rule 16b-3(d)(1) of the Securities Exchange Act of 1934, as amended, each acquisition or disposition of Common Stock or other equity securities of the Company by an executive officer, director or person that may be deemed to be a director of the Company in a transaction with the Company contemplated by the Agreement has been or will be approved by the Board prior to such transaction. Without limiting the foregoing, the Board has approved, in each case for purposes of Rule 16b-3(d)(1): the reclassification of the Company’s common stock pursuant to the filing of the Amended and Restated Certificate of Incorporation; the merger of EBS Acquisition II and Sub 1 in accordance with the EBS Acquisition Merger Agreement and the issuance of Class A Common Stock pursuant thereto; the merger of Harrington Inc. with Sub 2 in accordance with the Harrington Merger Agreement and the issuance of Class A Common Stock pursuant thereto; the acquisition of Class B Common Stock by the H&F Subscribing Parties and the ERX Members as contemplated by Section 2.1; the entry into Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master and the grant by EBS Master of exchange rights to the H&F Subscribing Parties, the ERX Members and the Management Members to acquire Class A Shares; the entry into Amendment No. 2 to the Fifth Amended and Restated Limited Liability Company Agreement of EBS Master and the issuance of EBS Units, Class A Common Stock and Restricted Stock Units pursuant thereto and pursuant to Section 2.1(c)(ii)and Section 2.1(c)(iii); the redemption of Class A Common Stock in exchange for the rights to receive payments in respect of certain cash tax savings of the Company pursuant to the Investors Tax Receivable Agreement (Reorganizations) and Section 2.1(a)(iii); and the issuance to the H&F Subscribing Parties, Harrington AIV, the ERX Members and the Management Members of, as applicable, any shares of Class A Stock issuable upon exchange of EBS Units and Class B Stock, in each case upon exchange of the Common Stock or EBS Units issued pursuant to the Reorganization Transactions.
ARTICLE IV
MISCELLANEOUS
          4.1 Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of (i) the Company, (ii) the GA EBS II Equityholders and (iii) the Post-IPO HF Stockholders; provided, that the approval of the ERX Members shall be required (in which case only the consent of the ERX Members holding a majority of the EBS Units held by the ERX Members is required) in connection with (i) any modification, amendment or waiver of Section 2.1(a)(ix) or Section 2.1(a)(x) hereof. Notwithstanding the foregoing, nothing herein shall amend, waive or impair the rights of the ERX Members under Sections 7.4(a) or 13.1 of the Fifth Amended and Restated Liability Company Agreement of EBS Master, Section 7.3 of the Stockholders’ Agreement attached as Exhibit F hereto and Section 11.1 of the Sixth Amended and Restated Limited Liability Company Agreement of EBS Master attached as Exhibit L hereto; it being understood that the form of the Stockholders’ Agreement attached as Exhibit F hereto and the form of the Sixth Amended and Restated Limited Liability Company Agreement of EBS Master attached as Exhibit L hereto shall be acceptable to the ERX Members in all respects. Any such amendment shall be binding upon each of the other parties hereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.3 hereof.
          4.2 Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.
          4.3 Notices. Subject to Section 2.1(a)(xv), all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:
If to any of the Pre-IPO H&F Members, Harrington Inc., H&F GP,
Harrington AIV or Sub 2, addressed to it at:
c/o Hellman & Friedman LLC
One Maritime Plaza
12th Floor
San Francisco, CA 94111
Telephone: (415) 788-5111
Facsimile: (415) 788-0176
Attention: General Counsel
With copies (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
2550 Hanover Street
Palo Alto, CA 94304
Telephone: (650) 251-5000
Facsimile: (650) 251-5002
Attention: Richard Capelouto, Esq.
If to EBS Acquisition II or Sub 1, addressed to it at:
c/o General Atlantic Service Company, LLC
3 Pickwick Plaza
Greenwich, CT 06830
Telephone: (203) 629-8600
Facsimile: (203) 618-9207
Attention: Christopher G. Lanning, Esq.
With copies (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3402
Facsimile: (212) 492-0402
Attention: Matthew W. Abbott, Esq.

If to the Company, EBS Master or the Plan Member, addressed to it at:
3055 Lebanon Pike, Suite 1000
Nashville, TN 37214
Telephone: (615) 932-3000
Facsimile: (615) 340-6153
Attention: General Counsel
With copies (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000
Facsimile: (212) 757-3990
Attention: John C. Kennedy, Esq.
If to the ERX Members, to them at the addresses set forth on each eRx
Member’s signature page to this Agreement.
With copies (which shall not constitute notice) to:
Alston & Bird LLP
2200 Ross Avenue
Dallas, Texas 75201
Telephone: 214-922-3400
Facsimile: 212-922-3899
Attention: Darren C. Hauck, Esq.
          4.4 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
          4.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.
          4.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of New York. To the fullest extent permitted by law, no suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of New York, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. To the fullest extent permitted by law, each party hereto hereby irrevocably waives any right it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.
          4.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
          4.8 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
          4.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
          4.10 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).
          4.11 Expenses. The Company agrees to pay all reasonable out of pocket expenses and costs of the GA Parties and the H&F Subscribing Parties, Harrington AIV, Harrington Inc. and Harrington LP (including reasonable attorney and other professional fees and expenses) incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated by this Agreement and the Agreement and Plan of Merger by and among the Company, Envoy LLC, Emdeon Merger Sub LLC, eRx Network, L.L.C. and the Members’ Representative (as defined therein).

          IN WITNESS WHEREOF, the parties hereto have executed this Reorganization Agreement as of the date first above written.

EMDEON INC.
By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

EBS HOLDCO I, LLC
By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

EBS HOLDCO II, LLC
By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

EBS EXECUTIVE INCENTIVE PLAN LLC
By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

EBS MASTER LLC
By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Secretary

[Signature Page to Reorganization Agreement]

EBS ACQUISITION II LLC
By:	/s/ Christopher G. Lanning
	Name:	Christopher G. Lanning
	Title:	Managing Director

[Signature Page to Reorganization Agreement]

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

HFCP VI DOMESTIC AIV, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

[Signature Page to Reorganization Agreement]

H&F HARRINGTON AIV I, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By:	Hellman & Friedman LLC, its General Partner

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Vice President

H&F HARRINGTON INC.
By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Vice President

H&F HARRINGTON AIV II, L.P.

By:	Hellman & Friedman Investors VI, L.P., its General Partner

By:	Hellman & Friedman LLC, its General Partner

By:	/s/ Allen Thorpe
	Name:	Allen Thorpe
	Title:	Managing Director

[Signature Page to Reorganization Agreement]

/s/ James Fehring
Name:	James Fehring
Address: Facsimile:

/s/ Barry Guld
Name:	Barry Guld
Address: Facsimile:

/s/ Michael Ingram
Name:	Michael Ingram
Address: Facsimile:

LYLE HOLDINGS, LP
By:	/s/ Marc Lyle
	Name:	Marc Lyle
Its: Address: Facsimile:

/s/ Kevin Mahoney
Name:	Kevin Mahoney
Address: Facsimile:

NATIONAL HEALTH SYSTEMS, INC.
By:	/s/ Michael Ingram
	Name:	Michael Ingram
Its: EVP & CFO Address: Facsimile:

[Signature Page to Reorganization Agreement]

NOW TECHNOLOGY, INC.
By:	/s/ Marty Monroe
	Name:	Mary Monroe
Its: Vice President Address: Facsimile:

/s/ Richard Sage
Name:	Richard Sage
Address: Facsimile:

[Signature Page to Reorganization Agreement]

Schedule I
Management Members
Bahl, Tracy L.
Caldwell, Edward
Coughlin, Patrick
Creavin, Damien
Devitre, Dinyar S.
Hardin, J. Philip
Kever, Jim D.
Khan, Sajid A
Lazenby, George
Manzella, Frank J.
Newport Jr., Bob
Pead, Philip M.
Scully, Ben
Smith, Ryan L
Stevens, Gregory
Stuart, Gary D

Schedule II
Reorganization Documents
1.	Amended and Restated Certificate of Incorporation of the Company

2.	Amended and Restated Bylaws of the Company

3.	EBS Acquisition Merger Agreement

4.	Harrington Merger Agreement

5.	Amendment No. 1 to Fifth Amended and Restated EBS LLC Agreement

6.	Amendment No. 2 to Fifth Amended and Restated EBS LLC Agreement

7.	Stockholders Agreement

8.	Investors Tax Receivable Agreement (Reorganizations)

9.	Investors Tax Receivable Agreement (Exchanges)

10.	Management Tax Receivable Agreement

11.	Common Stock Subscription Agreement and EBS Unit Vesting Agreement

12.	Sixth Amended and Restated LLC Agreement of EBS Master

13.	Limited Liability Company Agreement of EBS Holdco I, LLC

14.	Limited Liability Company Agreement of EBS Holdco II, LLC

15.	Unit Purchase Agreement

Schedule III
HF Subscribing Parties

	EBS Units Owned
	Prior to Effective	Class B Common
Name	Time	Stock Subscription
Hellman & Friedman Capital Associates VI, L.P.	11,294.61	11,294.61
Hellman & Friedman Capital Executives VI, L.P.	99,940.18	99,940.18
HFCP VI Domestic AIV, L.P.	22,349,977.04	22,349,977.04
Hellman & Friedman Investors VI, L.P.	125,178.27	125,178.27

Schedule IV
ERX Members

	EBS Units Owned Prior	Class B Common Stock
Name	to Effective Time	Subscription
Fehring, James	4,375	4,375
Guld, Barry	51,171	51,171
Ingram, Michael	15,554	15,554
Lyle Holdings, LP	466,607	466,607
Mahoney, Kevin	13,189	13,189
National Health Systems, Inc.	444,986	444,986
Now Technology, Inc.	838,395	838,395
Sage, Richard	15,723	15,723

Schedule V
Pre-Reorganization Company Stockholders

Class A Common Stock
Name	to be Received in Reclassification
General Atlantic Partners 83, L.P.	36,676,864
GAP-W, LLC	14,000,000
GapStar, LLC	840,000
GAPCO GmbH & Co. KG	116,480
GAP Coinvestments CDA, L.P.	36,400
GAP Coinvestments III, LLC	3,531,192
GAP Coinvestments IV, LLC	799,064